UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENCORE CAPITAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2017    ENCORE CAPITAL   GROUP, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2017 Date: June 15, 2017 Location: Park Hyatt Hotel 153 West 57th Street Time: 8:00 AM EST New York, New York 10019     ENCORE CAPITAL GROUP, INC. 3111 CAMINO DEL RIO NORTH SUITE 103 SAN DIEGO, CA 92108 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000333664_1   R1.0.1.5

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement2. Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 01, 2017 to facilitate timely delivery.   How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000333664_2  R1.0.1.15

Voting items The Board of Directors recommends you vote FOR the following: 1.   Election of Directors Nominees 01   Willem Mesdag 02   Ashwini Gupta 03   Wendy G. Hannam 04   Michael P. Monaco 05 Laura Newman Olle 06   Francis E. Quinlan 07   Norman R. Sorensen 08   Richard J. Srednicki 09   Kenneth A. Vecchione The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2Non-binding vote to approve the compensation of the Company's   named executive officers. 3Approval of the Encore Capital Group, Inc. 2017 Incentive Award Plan. 4Ratification of selection of BDO USA, LLP as independent registered public accounting firm for the fiscal year 2017. NOTE: This Proxy, when properly executed will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the above-listed nominees, FOR (in a non-binding vote) PROPOSAL 2, FOR PROPOSAL 3 and FOR PROPOSAL 4. This proxy also confers discretionary authority to vote on such other matters as may come before the annual meeting. This undersigned hereby revokes any proxy or proxies   heretofore given to vote such shares at such meeting or at any adjournment or postponement thereof. 0000333664_3   R1.0.1.15

0000333664_4   R1.0.1.15